Exhibit 99.1

J. C. Penney Company, Inc.

13,388,673 Shares of Common Stock of 50¢ par value

Contribution Agreement

May 18, 2009

Evercore Trust Company, N.A.
  As Investment Manager of a Segregated Account in the
  J. C. Penney Corporation, Inc. Pension Plan Trust
1009 New York Avenue, 6th Floor
Washington, D.C. 20001

Ladies and Gentlemen:

J. C. Penney Company, Inc. (the “Company”) has agreed to satisfy a future funding obligation of its wholly-owned subsidiary, J. C. Penney Corporation, Inc., to the J. C. Penney Corporation, Inc. Pension Plan Trust (the “Trust”) created under the J. C. Penney Corporation, Inc. Pension Plan by contributing to the Trust 13,388,673 shares of the Company’s Common Stock of 50¢ par value (the “Shares”).  In order to accomplish such contribution, the Company hereby issues and sells the Shares to the Trust in consideration of the satisfaction of such funding obligation.  By executing this Contribution Agreement (the “Agreement”), Evercore Trust Company, N.A. as Investment Manager (the “Manager”) of a segregated account in the Trust, accepts the Shares on behalf of the Trust.

The Shares will be subject to the registration rights set forth in the Registration Rights Agreement, dated the date hereof (the “Registration Rights Agreement”), by and between the Company and the Manager.  Pursuant to the Registration Rights Agreement, and in accordance with the terms therein, the Company will agree, for the benefit of the Trust, (i) to file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) with respect to the resale of the Shares by the Trust and (ii) to use its reasonable commercial efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “1933 Act”), and to maintain the effectiveness of such Registration Statement.

1.  The Company represents and warrants to the Manager as of the date hereof (the “Closing Date”), that:

(a)	The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware;

(b)
The authorized and outstanding capital stock of the Company as of January 31, 2009 is as set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2009 as filed with the Commission (including any amendment thereof filed prior to the date of this Agreement);

(c)	The Shares have been duly authorized and, when issued to and accepted by the Trust, will be fully paid and non-assessable;

(d)
This Agreement has been duly authorized, executed and delivered by the Company and the Registration Rights Agreement has been duly authorized, executed and delivered by the Company, and each constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and to general equity principles and except as to the enforceability of the indemnification or contribution provisions contained therein;

(e)
The issuance of the Shares to the Trust and the compliance by the Company with all of the provisions of the Registration Rights Agreement and this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound, nor will such action result in any violation of the provisions of the Restated Certificate of Incorporation, as amended, or Bylaws, as amended of the Company or the charter or bylaws of any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties;

(f)	The Company is subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended;

(g)	Neither the Company nor any person acting on its behalf has offered or sold the Shares by means of any general solicitation or general advertising within the meaning of Rule 502(c) under the 1933 Act;

(h)
No commission within the meaning of Section 408(e)(2) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), brokerage fee or other charge will become due or payable in connection with the execution and delivery of this Agreement and the transactions contemplated hereby, including the contribution of the Shares; and
(i)
Subject to compliance by the Manager with Section 3 hereof and the accuracy of the Manager’s representations stated herein, it is not necessary in connection with the offer, sale and delivery of the Shares by the Company to the Trust to register the Shares under the 1933 Act.

2.  The Company and the Manager agree and acknowledge that the aggregate value of the Shares on the date hereof is $340,000,000 and that such amount shall be applied as a credit against the obligation to fund the Trust for purposes of the Internal Revenue Code of 1986, as amended, and ERISA.  For purposes of this Agreement, the amount of such credit shall be considered the purchase price paid by the Trust for the Shares.

3.  The Manager, acting on behalf of the Trust:

(a)	Acknowledges that the Shares have not been registered under the 1933 Act and are being issued to the Trust in reliance upon an exemption from such registration under the 1933 Act;

(b)	Represents that the Trust is an institutional “accredited investor” within the meaning of Rule 501 under the 1933 Act;

(c)
Confirms that the Manager has been informed that the Shares are “restricted securities” under the 1933 Act and may not be resold or transferred until the Shares are first registered under the federal securities laws or unless an exemption from such registration is available;

(d)
Is aware of the adoption of Rule 144 under the 1933 Act (“Rule 144”) by the Commission, which permits limited public resale of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions, including, among other things:  the availability of certain current public information about the issuer, the sale being through a broker in an unsolicited “broker’s transaction” and the amount of securities being sold during any three (3) month period not exceeding specified limitations;

(e)
Represents that prior to accepting the contribution of the Shares on behalf of the Trust, it acquired sufficient information about the Company to reach an informed and knowledgeable decision to accept the contribution of the Shares.  The Manager has such knowledge and experience in financial and business matters as to make it capable of evaluating the risks of the prospective investment and to make an informed investment decision.  The Trust is able to bear the economic risk of its investment in the Shares;

(f)
Agrees that the Trust shall make no disposition of the Shares except pursuant to an effective Registration Statement or, alternatively, if requested by the Company, the Manager shall have provided the Company an opinion of counsel (which opinion of counsel may be rendered by counsel to the Company) in form and substance reasonably satisfactory to the Company, that (i) the proposed disposition does not require registration of the Shares under the 1933 Act or (ii) all appropriate action necessary for compliance with the registration requirements of the 1933 Act or of any exemption from registration available under the 1933 Act (including Rule 144) has been taken.  The Company shall not be required (i) to transfer on its books any Shares that have been sold or transferred in violation of the provisions of this Agreement nor (ii) to treat as the owner of the Shares, or otherwise to accord voting or dividend rights to, any transferee to whom the Shares have been transferred in contravention of this Agreement;

(g)	Agrees that the Trust shall make no disposition of the Shares that is contrary to the terms of the Registration Rights Agreement, as amended from time to time;

(h)
Acknowledges that, in order to reflect the restrictions on the disposition of the Shares, the Shares will be endorsed with restrictive legends, including the following legend (or substantially similar legend);

“The securities represented hereby have not been registered or qualified under the Securities Act of 1933 or the securities laws of any state, and may be offered and sold only if registered and qualified pursuant to federal and state securities laws or if the Company is provided an opinion of counsel reasonably satisfactory to the Company that registration and qualification under federal and state laws is not required.”

If required by the authorities of any state in connection with the issuance of the Shares, the legend or legends required by such state authorities shall also be endorsed on such shares.

(i)	Represents that as of the date of this Agreement, there are no selling arrangements between the Manager, acting on behalf of the Trust, and any underwriter, broker or dealer.

4.  It is understood that, except as provided in the Registration Rights Agreement and the Engagement Letter, dated May 5, 2009, by and among Evercore Trust Company, N.A., the Benefit Plans Investment Committee of J. C. Penney Corporation, Inc. and J. C. Penney Corporation, Inc., the Trust will pay all of its own costs and expenses, including the fees of counsel.

5.  This Agreement shall be binding upon, and inure solely to the benefit of, the Trust, the Manager, the Company and each person who controls the Company or the Trust, respectively, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement.  No purchaser of any Shares from the Trust shall be deemed a successor or assign by reason merely of such purchase.

6.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

7.  This Agreement may be executed by the parties hereto in counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us five counterparts hereof, and upon the acceptance hereof by the Manager, this letter and such acceptance hereof shall constitute a binding agreement between each of the Manager and the Company.

Very truly yours,
J. C. Penney Company, Inc.

By:	/s/ Robert B. Cavanaugh
Name: Robert B. Cavanaugh
Title: Executive Vice President and Chief Financial Officer

Accepted as of the date hereof:
EVERCORE TRUST COMPANY, N.A.
As Investment Manager of a Segregated Account in the J. C. Penney Corporation, Inc. Pension Plan Trust
By:	/s/ Norman P. Goldberg
Name: Norman P. Goldberg
Title: Managing Director